UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 1.01 Entry in a Material Definitive Agreement

On December 29, 2010, Bioanalytical Systems, Inc. (the "Company") and Regions Bank (“Regions”) amended the Fourth Amendment (“Amendment”) to its loan agreement with Regions.  The Amendment executed on November 29, 2010 was further amended to delay the first date for testing the fixed charge coverage ratio covenant to March 31, 2011 from December 31, 2010 and to correct a scrivener’s error in another financial covenant.

The foregoing discussion of the Amendment is entirely qualified by reference to the text of the Amendment, which is attached as Exhibit 10.1, and incorporated herein by this reference.

 Item 9.01.           Exhibits.

(d)	Exhibits

10.1	Fourth Amendment to Loan Agreement between Bioanalytical Systems, Inc. and Regions Bank, as amended on December 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOANALYTICAL SYSTEMS, INC.

Date: January 5, 2011	By:	/s/ Michael R. Cox
Michael R. Cox
VP-Finance and Administration

Exhibit Index

Exhibit No.	Description
10.1	Fourth Amendment to Loan Agreement between Bioanalytical Systems, Inc. and Regions Bank, as amended on December 29, 2010.